Exhibit 10.2

THIS DEBENTURE AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS DEBENTURE (THE “SECURITIES”) HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT’), OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND MAY ONLY BE ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE ACT AND QUALIFICATION UNDER APPLICABLE STATE LAW WITHOUT AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED UNDER THE ACT OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION.

US $[ ______ ]

[                                                          ]

8.5% CONVERTIBLE REDEEMABLE

DEBENTURE DUE [                       ]

FOR VALUE RECEIVED, Jerrick Media Holdings, Inc., a Nevada corporation (the “Company”) promises to pay to the order of [                  ], a [Jurisdiction] [type of entity] and its authorized successors and permitted assigns (“Holder”), the aggregate principal face amount of [ ___________ ] Dollars (U.S. $[ ________ ]) on [                 ] (“Maturity Date”) and to pay interest on the principal amount outstanding hereunder at the rate of 8.5% per annum commencing on [ ]. This Debenture contains a ~10% OID such that the purchase price is $[ ________ ]. The interest will be paid to the Holder in whose name this Debenture is registered on the records of the Company regarding registration and transfers of this Debenture. The principal of, and interest on, this Debenture are payable at ____________________, initially, and if changed, last appearing on the records of the Company as designated in writing by the Holder hereof from time to time. The Company will pay each interest payment and the outstanding

____

Initials

principal due upon this Debenture before or on the Maturity Date, less any amounts required by law to be deducted or withheld, to the Holder of this Debenture by check or wire transfer addressed to such Holder at the last address appearing on the records of the Company. The forwarding of such check or wire transfer shall constitute a payment of outstanding principal hereunder and shall satisfy and discharge the liability for principal on this Debenture to the extent of the sum represented by such check or wire transfer. Interest shall be payable in Common Stock (as defined below) pursuant to paragraph 4(b) herein.

This Debenture is subject to the following additional provisions:

1.       This Debenture is exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration or transfer or exchange, except that Holder shall pay any tax or other governmental charges payable in connection therewith.

2.       The Company shall be entitled to withhold from all payments any amounts required to be withheld under applicable laws.

3.       This Debenture may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (“Act”) and applicable state securities laws. Any attempted transfer to a non-qualifying party shall be treated by the Company as void. Prior to due presentment for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Company’s records as the owner hereof for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected or bound by notice to the contrary. Any Holder of this Debenture electing to exercise the right of conversion set forth in Section 4(a) hereof, in addition to the requirements set forth in Section 4(a), and any prospective transferee of this Debenture, also is required to give the Company written confirmation that this Debenture is being converted (“Notice of Conversion”) in the form annexed hereto as Exhibit A. The date of receipt (including receipt by telecopy) of such Notice of Conversion shall be the Conversion Date.

4.       (a) The Holder of this Debenture is entitled, at its option, at any time on or after 180 days from the Issuance Date, to convert all or any amount of the principal face amount of this Debenture then outstanding into shares of the Company’s common stock (the “Common Stock”) at a price (“Conversion Price”) for each share of Common Stock equal to the lower of (i) $0.20 per share, or (ii) 70% of the lowest VWAP of the Common Stock as reported on the National Quotations Bureau OTC exchange which the Company’s shares are traded or any exchange upon which the Common Stock may be traded in the future (“Exchange”), for the ten prior trading days including the day upon which a Notice of Conversion is received by the Company (provided such Notice of Conversion is delivered by fax or other electronic method of communication to the Company after 4 P.M. Eastern Standard or Daylight Savings Time if the Holder wishes to include the same day closing price). However, if the shares are issuable upon conversion of the Debenture are registered in an effective S-1 registration statement at the time of the respective conversion, then the Conversion Price shall equal to 85% of the lowest VWAP of the Common Stock for the ten prior trading days including the day upon which a Notice of Conversion is received by the Company. If the shares have not been delivered within 3 business days, the Notice of Conversion may be rescinded. Such conversion shall be effectuated by the Company delivering the shares of Common Stock to the Holder within 3 business days of receipt by the Company of the Notice of Conversion. Accrued, but unpaid interest shall be subject to conversion. No fractional shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. To the extent the Conversion Price of the Company’s Common Stock closes below the par value per share, the Company will take all steps necessary to solicit the consent of the stockholders to reduce the par value to the lowest value possible under law. The Company agrees to honor all conversions submitted pending this increase. In the event the Company’s shares are not DWAC eligible, the Conversion Price shall be decreased to 65% instead of 70% if not issuable upon conversion of the Debenture in the S-1 registration or to 80% if issuable upon conversion of the Debenture in the S-1 registration. In no event shall the Holder be allowed to effect a conversion if such conversion, along with all other shares of Company Common Stock beneficially owned by the Holder and its affiliates would exceed 4.99% of the outstanding shares of the Common Stock of the Company. The conversion discount and look back period will be adjusted on a ratchet basis if the Company offers a more favorable conversion discount (whether through a straight discount or in combination with an original issue discount) or look back period to another party while this Debenture is in effect.

____

Initials

2

(b)       Interest on any unpaid principal balance of this Debenture shall be paid at the rate of 8.5% per annum. Interest shall be paid by the Company in cash or, after the 6th month anniversary of this Debenture, in Common Stock (“Interest Shares”). Holder may, at any time, send in a Notice of Conversion to the Company for Interest Shares based on the formula provided in Section 4(a) above. The dollar amount converted into Interest Shares shall be all or a portion of the accrued interest calculated on the unpaid principal balance of this Debenture to the date of such notice.

(c)       During the first six months this Debenture is in effect, the Company may redeem this Debenture by paying to the Holder an amount as follows: (i) if the redemption is within the first 30 days this Debenture is in effect, then for an amount equal to 140% of the unpaid principal amount of this Debenture along with any interest that has accrued during that period, (ii) if the redemption is after the 31st day this Debenture is in effect, but less than the 180th day this Debenture is in effect, then for an amount equal to 150% of the unpaid principal amount of this Debenture along with any accrued interest. This Debenture may not be redeemed after 180 days. The redemption must be closed and paid for within 3 business days of the Company sending the redemption demand or the redemption will be invalid and the Company may not redeem this Debenture. Such redemption must be closed and funded within 3 days of giving notice of redemption of the right to redeem shall be null and void.

(d)       Upon (i) a transfer of all or substantially all of the assets of the Company to any person in a single transaction or series of related transactions, (ii) a reclassification, capital reorganization or other change or exchange of outstanding shares of the Common Stock, other than a forward or reverse stock split or stock dividend, or (iii) any consolidation or merger of the Com- pany with or into another person or entity in which the Company is not the surviving entity (other than a merger which is effected solely to change the jurisdiction of incorporation of the Company and results in a reclassification, conversion or exchange of outstanding shares of Common Stock solely into shares of Common Stock) (each of items (i), (ii) and (iii) being referred to as a “Sale Event”), then, in each case, the Company shall, upon request of the Holder, redeem this Debenture in cash for 150% of the principal amount, plus accrued but unpaid interest through the date of redemption, or at the election of the Holder, such Holder may convert the unpaid principal amount of this Debenture (together with the amount of accrued but unpaid interest) into shares of Common Stock immediately prior to such Sale Event at the Conversion Price.

(e)       In case of any Sale Event (not to include a sale of all or substantially all of the Company’s assets) in connection with which this Debenture is not redeemed or converted, the Company shall cause effective provision to be made so that the Holder of this Debenture shall have the right thereafter, by converting this Debenture, to purchase or convert this Debenture into the kind and number of shares of stock or other securities or property (including cash) receivable upon such reclassification, capital reorganization or other change, consolidation or merger by a holder of the number of shares of Common Stock that could have been purchased upon exercise of the Debenture and at the same Conversion Price, as defined in this Debenture, immediately prior to such Sale Event. The foregoing provisions shall similarly apply to successive Sale Events. If the consideration received by the holders of Common Stock is other than cash, the value shall be as determined by the Board of Directors of the Company or successor person or entity acting in good faith.

____

Initials

3

5.       No provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Debenture at the time, place, and rate, and in the form, herein prescribed.

6.       The Company hereby expressly waives demand and presentment for payment, notice of non-payment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereto.

7.       The Company agrees to pay all costs and expenses, including reasonable attorneys’ fees and expenses, which may be incurred by the Holder in collecting any amount due under this Debenture.

8.        If one or more of the following described “Events of Default” shall occur:

(a)       The Company shall default in the payment of principal or interest on this Debenture or any other Debenture issued to the Holder by the Company; or

(b)       Any of the representations or warranties made by the Company herein or in any certificate or financial or other written statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of this Debenture, or the Securities Purchase Agreement under which this Debenture was issued shall be false or misleading in any respect;

(c)       The Company shall fail to perform or observe, in any respect, any material covenant, term, provision, condition, agreement or obligation of the Company under this Debenture or any other Debenture issued to the Holder; or

(d)       The Company shall (1) become insolvent; (2) admit in writing its inability to pay its debts generally as they mature; (3) make an assignment for the benefit of creditors or commence proceedings for its dissolution; (4) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; (5) file a petition for bankruptcy relief, consent to the filing of such petition or have filed against it an involuntary petition for bankruptcy relief, all under federal or state laws as applicable; or

(e)       A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

____

Initials

4

(f)       Any governmental agency or any court of competent jurisdiction at the in- stance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company; or

(g)       One or more money judgments, writs or warrants of attachment, or similar process, in excess of fifty thousand dollars ($50,000) in the aggregate, shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of fifteen (15) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; provided, however, that the lawsuit captioned Pent- house Global Media, et al. v. Guccione Collection, LLC et al, (Case 2:17-cv-04980-PA-FFM filed in the United States District Court Central District of California), filed on July 6, 2017 shall not be considered an “Event of Default” pursuant to this Section 8 or any of the agreements related to the issuance of this Debenture; or

(h)     If at any point subsequent to the Issuance Date but prior to the Maturity Date, the Company defaults on or breaches any term of any other Debenture of similar debt instrument into which the Company has entered and fails to cure such default within the appropriate grace period; or

(i)       The Company shall have its Common Stock delisted from an exchange (in- cluding the OTC Market exchange) or, if the Common Stock trades on an exchange, then trading in the Common Stock shall be suspended for more than 10 consecutive days;

(j)       If a majority of the members of the Board of Directors of the Company on the date hereof are no longer serving as members of the Board;

(k)     Subject to registration or the availability of Rule 144, the Company shall not deliver to the Holder the Common Stock pursuant to paragraph 4 herein without restrictive legend within 3 business days of its receipt of a Notice of Conversion; or

(l)      The Company shall not replenish the reserve set forth in Section 12, within 3 business days of the request of the Holder.

(m)     The Company shall not be “current” in its filings, which shall include no- tices of late filing, with the Securities and Exchange Commission.

(n)     The Company shall lose the “bid” price for its stock in a market (including the OTC marketplace or other exchange).

____

Initials

5

Then, or at any time thereafter, unless cured within 5 days, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder’s sole discretion, the Holder may consider this Debenture immediately due and payable, without presentment, demand, protest or (further) notice of any kind (other than notice of acceleration), all of which are hereby expressly waived, anything herein or in any Debenture or other instruments contained to the contrary notwithstanding, and the Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder’s rights and remedies provided herein or any other rights or remedies afforded by law. Upon an Event of Default, interest shall accrue at a default interest rate of 19% per annum or, if such rate is usurious or not permitted by current law, then at the highest rate of interest permitted by law. In the event of a breach of Section 8(k) the penalty shall be $250 per day the shares are not issued beginning on the 4th day after the conversion notice was delivered to the Company. This penalty shall increase to $500 per day beginning on the 10th day. The penalty for a breach of Section 8(n) shall be an increase of the outstanding principal amounts by 20%. In case of a breach of Section 8(i), the outstanding principal due under this Debenture shall increase by 50%. Further, if a breach of Section 8(m) occurs or is continuing after the 6 month anniversary of the Debenture, then the Holder shall be entitled to use the lowest closing bid price during the delinquency period as a base price for the conversion. For example, if the lowest closing bid price during the delinquency period is $0.01 per share and the conversion discount is 50% the Holder may elect to convert future conversions at $0.005 per share. If this Debenture is not paid at maturity, the outstanding principal due under this Debenture shall increase by 10%.

If the Holder shall commence an action or proceeding to enforce any provisions of this Debenture, including, without limitation, engaging an attorney, then if the Holder prevails in such action, the Holder shall be reimbursed by the Company for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

Make-Whole for Failure to Deliver Loss. At the Holder’s election, if the Company fails for any reason to deliver to the Holder the conversion shares by the by the 3rd business day following the delivery of a Notice of Conversion to the Company and if the Holder incurs a Failure to Deliver Loss, then at any time the Holder may provide the Company written notice indicating the amounts payable to the Holder in respect of the Failure to Deliver Loss and the Company must make the Holder whole as follows:

Failure to Deliver Loss = [(Highest VWAP for the 30 trading days on or after the day of exercise) x (Number of conversion shares)]

The Company must pay the Failure to Deliver Loss by cash payment, and any such cash payment must be made by the third business day from the time of the Holder’s written notice to the Com- pany.

9.       In case any provision of this Debenture is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Debenture will not in any way be affected or impaired thereby.

____

Initials

6

10.       Neither this Debenture nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.

11.       The Company represents that it is not a “shell” issuer and has never been a “shell” issuer or that if it previously has been a “shell” issuer that at least 12 months have passed since the Company has reported form 10 type information indicating it is no longer a “shell issuer. Further. The Company will instruct its counsel to either (i) write a 144 opinion to allow for sala- bility of the conversion shares or (ii) accept such opinion from Holder’s counsel.

12.       The Company shall issue irrevocable transfer agent instructions reserving 6,349,200 shares (initially) of its Common Stock for conversions under this Debenture (the “Share Reserve”). Upon full conversion of this Debenture, any shares remaining in the Share Reserve shall be cancelled. The Company shall pay all costs associated with issuing and delivering the shares. If such amounts are to be paid by the Holder, it may deduct such amounts from the Conversion Price. The company should at all times reserve a minimum of three times the amount of shares required if the Debenture would be fully converted. The Holder may reasonably request increases from time to time to re- serve such amounts. The Company will instruct its transfer agent to provide the outstanding share information to the Holder in connection with its conversions.

13.       The Company will give the Holder direct notice of any corporate actions, including but not limited to name changes, stock splits, recapitalizations etc. This notice shall be given to the Holder as soon as possible under law.

14.       If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable provision shall automatically be revised to equal the maximum rate of interest or other amount deemed interest permitted under applicable law. The Company covenants (to the extent that it may lawfully do so) that it will not seek to claim or take advantage of any law that would prohibit or forgive the Company from paying all or a portion of the principal or interest on this Debenture.

15.       This Debenture shall be governed by and construed in accordance with the laws of Nevada and shall be binding upon the successors and assigns of each party hereto. The Holder and the Company hereby mutually waive trial by jury and consent to exclusive jurisdiction and venue in the courts of Miami-Dade County, Florida or in the Federal courts sitting in Miami-Dade County, Florida. This Agreement may be executed in counterparts, and the facsimile transmission of an executed counterpart to this Agreement shall be effective as an original.

____

Initials

7

IN WITNESS WHEREOF, the Company has caused this Debenture to be duly executed by an officer thereunto duly authorized.

Dated: [         ]

JERRICK MEDIA HOLDINGS, INC.

By:
Name:
Title:

____

Initials

8

EXHIBIT A

NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order to Convert the Debenture)

The undersigned hereby irrevocably elects to convert $________ of the above Debenture into ______ Shares of Common Stock of Jerrick Media Holdings, Inc. (“Shares”) according to the conditions set forth in such Debenture, as of the date written below.

If Shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer and other taxes and charges payable with respect thereto.

Date of Conversion: ______________________________________________________

Applicable Conversion Price: _______________________________________________

Signature: ______________________________________________________________

                                 [Print Name of Holder and Title of Signer]

Address: _______________________________________________________________

                  _______________________________________________________________

SSN or EIN: ________________________

Shares are to be registered in the following name: _________________________________________

Name: _________________________________________________________________

Address: _______________________________________________________________

Tel: ___________________________________

Fax: ___________________________________

SSN or EIN: _____________________________

Shares are to be sent or delivered to the following account:

Account Name: __________________________________________________________

Address: _______________________________________________________________

____

Initials

9